Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., July 25, 2023 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2023.
For the three months ended June 30, 2023, net income was $106 million, or $1.00 per share, on revenues of $1.639 billion. For the three months ended June 30, 2022, net income was $176 million, or $1.60 per share, on revenues of $1.863 billion.
For the six months ended June 30, 2023, net income was $228 million, or $2.14 per share, on revenues of $3.356 billion. For the six months ended June 30, 2022, net income was $344 million, or $3.12 per share, on revenues of $3.678 billion.
“Second quarter results for talent solutions were impacted by elongated client hiring cycles resulting from ongoing global macro uncertainty. Protiviti was much less impacted with its diversified suite of solutions offerings,” said M. Keith Waddell, president and chief executive officer at Robert Half. “Pricing and gross margins remain strong, demonstrating the value-added benefit we deliver for our clients. We remain confident that we are well positioned to benefit significantly as the macro landscape improves.
“We are proud to have received a number of new accolades in the second quarter. Robert Half was ranked number one on Forbes’ list of America’s Best Professional Recruiting Firms, recognized by Fortune as one of the Best Workplaces for Millennials and – just today – named by Forbes as one of America’s Best Employers for Women. None of this recognition would be possible without the dedication and commitment of our employees around the world,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 3976639.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EDT on July 25 and ending at 8 p.m. EDT on August 22. To access the replay, visit https://webcasts.com/RobertHalfQ22023. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects people with meaningful work and provides companies with the talent and subject matter expertise they need to confidently compete and grow. Robert Half is the parent company of Protiviti®, a global consulting firm that provides internal audit, risk, business and technology consulting solutions. Robert Half, including Protiviti, has been named to the Fortune® Most Admired Companies™ and Most Innovative Companies lists and is a Forbes Best Employer for Diversity.
Robert Half has operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “anticipate,” or variations or negatives thereof, or by similar or comparable words or phrases. In addition, historical, current, and forward-looking information about the Company’s ESG and compliance programs, including targets or goals, may not be considered material for SEC reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence, or processes that are evolving, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only, based on management’s current expectations, currently available information and current strategy, plans, or forecasts, and involve certain known and unknown risks and, uncertainties, and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Such risks and uncertainties could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result, suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)

Service revenues	$1,639,478	$1,862,827	$3,355,813	$3,677,661
Costs of services	979,309	1,047,280	2,005,912	2,090,268

Gross margin	660,169	815,547	1,349,901	1,587,393

Selling, general and administrative expenses	541,904	509,394	1,094,133	1,023,588
(Income) loss from investments held in employee deferred compensation trusts	(28,347)	65,622	(55,638)	95,623
Amortization of intangible assets	721	416	1,442	833
Interest income, net	(5,320)	(718)	(10,145)	(884)
Income before income taxes	151,211	240,833	320,109	468,233
Provision for income taxes	44,919	65,012	91,812	124,173

Net income	$106,292	$175,821	$228,297	$344,060

Diluted net income per share	$1.00	$1.60	$2.14	$3.12

Shares:
Basic	106,102	108,833	106,260	109,025
Diluted	106,422	109,696	106,775	110,143

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$721,391	$810,910	$1,499,224	$1,612,600
Administrative and customer support	211,023	274,141	430,373	559,047
Technology	181,776	218,190	375,858	431,517
Elimination of intersegment revenues (1)	(114,807)	(137,548)	(240,598)	(281,748)
Total contract talent solutions	999,383	1,165,693	2,064,857	2,321,416
Permanent placement talent solutions	149,254	200,096	305,991	386,878
Protiviti	490,841	497,038	984,965	969,367
Total service revenues	$1,639,478	$1,862,827	$3,355,813	$3,677,661
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	Three Months Ended June 30,				Six Months Ended June 30,
	2023		2022		2023		2022
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
	(Unaudited)				(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$81,316	8.1%	$133,567	11.5%	$183,462	8.9%	$266,813	11.5%
Permanent placement talent solutions	$21,730	14.6%	$36,751	18.4%	$45,557	14.9%	$74,079	19.1%
Protiviti	$43,566	8.9%	$70,213	14.1%	$82,387	8.4%	$127,290	13.1%

	June 30,
	2023	2022
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$722,763	$590,909
Accounts receivable, net	$974,008	$1,091,598
Total assets	$3,067,641	$2,933,835
Total current liabilities	$1,276,571	$1,266,873
Total stockholders’ equity	$1,625,271	$1,467,668

	Six Months Ended June 30,
	2023		2022
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$25,229		$22,907
Capitalized cloud computing implementation costs	$20,184		$19,540
Capital expenditures	$19,093		$35,275
Open market repurchases of common stock (shares)	1,137	1137	1,386

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Gross Margin
Contract talent solutions	$398,636	$464,853	$398,636	$464,853	39.9%	39.9%	39.9%	39.9%	$822,261	$926,714	$822,261	$926,714	39.8%	39.9%	39.8%	39.9%
Permanent placement talent solutions	148,975	199,664	148,975	199,664	99.8%	99.8%	99.8%	99.8%	305,370	386,113	305,370	386,113	99.8%	99.8%	99.8%	99.8%
Total talent solutions	547,611	664,517	547,611	664,517	47.7%	48.7%	47.7%	48.7%	1,127,631	1,312,827	1,127,631	1,312,827	47.6%	48.5%	47.6%	48.5%
Protiviti	112,558	151,030	117,882	139,617	22.9%	30.4%	24.0%	28.1%	222,270	274,566	232,366	259,307	22.6%	28.3%	23.6%	26.8%
Total	$660,169	$815,547	$665,493	$804,134	40.3%	43.8%	40.6%	43.2%	$1,349,901	$1,587,393	$1,359,997	$1,572,134	40.2%	43.2%	40.5%	42.7%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended June 30, 2023 and 2022:

	Three Months Ended June 30, 2023										Three Months Ended June 30, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$398,636	39.9%	$148,975	99.8%	$547,611	47.7%	$112,558	22.9%	$660,169	40.3%	$464,853	39.9%	$199,664	99.8%	$664,517	48.7%	$151,030	30.4%	$815,547	43.8%
Adjustments (1)	—	—	—	—	—	—	5,324	1.1%	5,324	0.3%	—	—	—	—	—	—	(11,413)	(2.3%)	(11,413)	(0.6%)
As Adjusted	$398,636	39.9%	$148,975	99.8%	$547,611	47.7%	$117,882	24.0%	$665,493	40.6%	$464,853	39.9%	$199,664	99.8%	$664,517	48.7%	$139,617	28.1%	$804,134	43.2%

The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30, 2023										Six Months Ended June 30, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$822,261	39.8%	$305,370	99.8%	$1,127,631	47.6%	$222,270	22.6%	$1,349,901	40.2%	$926,714	39.9%	$386,113	99.8%	$1,312,827	48.5%	$274,566	28.3%	$1,587,393	43.2%
Adjustments (1)	—	—	—	—	—	—	10,096	1.0%	10,096	0.3%	—	—	—	—	—	—	(15,259)	(1.5%)	(15,259)	(0.5%)
As Adjusted	$822,261	39.8%	$305,370	99.8%	$1,127,631	47.6%	$232,366	23.6%	$1,359,997	40.5%	$926,714	39.9%	$386,113	99.8%	$1,312,827	48.5%	$259,307	26.8%	$1,572,134	42.7%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Selling, General and Administrative Expenses
Contract talent solutions	$337,742	$284,090	$317,320	$331,286	33.8%	24.4%	31.8%	28.4%	$679,464	$589,424	$638,799	$659,901	32.9%	25.4%	30.9%	28.4%
Permanent placement talent solutions	129,846	155,900	127,245	162,913	87.0%	77.9%	85.3%	81.4%	264,690	302,147	259,813	312,034	86.5%	78.1%	84.9%	80.7%
Total talent solutions	467,588	439,990	444,565	494,199	40.7%	32.2%	38.7%	36.2%	944,154	891,571	898,612	971,935	39.8%	32.9%	37.9%	35.9%
Protiviti	74,316	69,404	74,316	69,404	15.1%	14.0%	15.1%	14.0%	149,979	132,017	149,979	132,017	15.2%	13.6%	15.2%	13.6%
Total	$541,904	$509,394	$518,881	$563,603	33.1%	27.3%	31.6%	30.3%	$1,094,133	$1,023,588	$1,048,591	$1,103,952	32.6%	27.8%	31.2%	30.0%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended June 30, 2023 and 2022:

	Three Months Ended June 30, 2023										Three Months Ended June 30, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$337,742	33.8%	$129,846	87.0%	$467,588	40.7%	$74,316	15.1%	$541,904	33.1%	$284,090	24.4%	$155,900	77.9%	$439,990	32.2%	$69,404	14.0%	$509,394	27.3%
Adjustments (1)	(20,422)	(2.0%)	(2,601)	(1.7%)	(23,023)	(2.0%)	—	—	(23,023)	(1.5%)	47,196	4.0%	7,013	3.5%	54,209	4.0%	—	—	54,209	3.0%
As Adjusted	$317,320	31.8%	$127,245	85.3%	$444,565	38.7%	$74,316	15.1%	$518,881	31.6%	$331,286	28.4%	$162,913	81.4%	$494,199	36.2%	$69,404	14.0%	$563,603	30.3%

The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30, 2023										Six Months Ended June 30, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$679,464	32.9%	$264,690	86.5%	$944,154	39.8%	$149,979	15.2%	$1,094,133	32.6%	$589,424	25.4%	$302,147	78.1%	$891,571	32.9%	$132,017	13.6%	$1,023,588	27.8%
Adjustments (1)	(40,665)	(2.0%)	(4,877)	(1.6%)	(45,542)	(1.9)%	—	—	(45,542)	(1.4%)	70,477	3.0%	9,887	2.6%	80,364	3.0%	—	—	80,364	2.2%
As Adjusted	$638,799	30.9%	$259,813	84.9%	$898,612	37.9%	$149,979	15.2%	$1,048,591	31.2%	$659,901	28.4%	$312,034	80.7%	$971,935	35.9%	$132,017	13.6%	$1,103,952	30.0%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the three and six months ended June 30, 2023 and 2022:

	Three Months Ended June 30,				Six Months Ended June 30,
	2023		2022		2023		2022
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Income before income taxes	$151,211	9.2%	$240,833	12.9%	$320,109	9.5%	$468,233	12.7%
Interest income, net	(5,320)	(0.3%)	(718)	0.0%	(10,145)	(0.2%)	(884)	0.0%
Amortization of intangible assets	721	0.0%	416	0.0%	1,442	0.0%	833	0.0%
Combined segment income	$146,612	8.9%	$240,531	12.9%	$311,406	9.3%	$468,182	12.7%

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2022				2023		2022				2023
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Finance and accounting	33.5	22.1	9.9	-0.1	-3.0	-11.0	34.6	24.4	12.8	2.9	-3.1	-10.8
Administrative and customer support	29.2	4.2	-10.3	-21.2	-23.0	-23.0	30.5	6.3	-7.8	-18.8	-23.2	-23.0
Technology	23.9	12.3	0.6	-2.1	-9.0	-16.7	24.6	13.9	2.5	0.5	-9.3	-16.2
Elimination of intersegment revenues (1)	38.9	-3.8	-23.1	-14.5	-12.8	-16.5	40.1	-1.9	-20.8	-11.5	-12.7	-16.5
Total contract talent solutions	30.0	19.2	8.1	-4.0	-7.8	-14.3	31.0	21.3	10.7	-1.2	-8.0	-14.0
Permanent placement talent solutions	67.2	39.3	16.5	-1.4	-16.1	-25.4	68.8	42.6	20.3	2.4	-15.8	-25.0
Total talent solutions	34.1	21.7	9.2	-3.7	-9.0	-15.9	35.2	24.0	12.0	-0.8	-9.1	-15.6
Protiviti	18.9	8.4	2.0	0.8	4.6	-1.2	20.0	10.8	4.8	4.0	4.4	-1.0
Total	29.8	17.9	7.1	-2.4	-5.4	-12.0	30.9	20.2	9.9	0.6	-5.6	-11.7

United States
Contract talent solutions	33.4	22.7	11.3	-3.4	-8.6	-16.0	33.4	22.7	11.3	-2.9	-9.9	-15.9
Permanent placement talent solutions	78.3	44.3	22.4	1.4	-16.9	-26.2	78.3	44.3	22.4	1.9	-18.1	-26.1
Total talent solutions	37.8	25.2	12.6	-2.9	-9.7	-17.4	37.8	25.2	12.6	-2.4	-11.0	-17.2
Protiviti	17.0	8.3	4.1	3.6	7.5	-2.4	17.0	8.3	4.1	4.1	5.9	-2.3
Total	31.7	20.2	10.0	-1.1	-5.2	-13.3	31.7	20.2	10.0	-0.6	-6.6	-13.2

International
Contract talent solutions	18.5	7.0	-3.2	-6.3	-4.7	-7.6	23.5	16.6	8.7	5.3	-1.2	-6.2
Permanent placement talent solutions	44.7	28.0	2.9	-7.5	-14.0	-23.4	50.0	39.0	15.4	4.3	-10.5	-21.9
Total talent solutions	22.5	10.5	-2.2	-6.5	-6.4	-10.6	27.5	20.3	9.8	5.2	-2.9	-9.2
Protiviti	26.2	8.6	-6.3	-9.2	-5.7	3.3	32.3	20.6	7.3	3.7	-1.5	4.2
Total	23.4	10.0	-3.3	-7.3	-6.2	-7.0	28.7	20.4	9.1	4.8	-2.5	-5.8
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Finance and accounting
As Reported	33.5	22.1	9.9	-0.1	-3.0	-11.0
Billing Days Impact	-0.2	0.0	0.2	0.8	-1.3	0.1
Currency Impact	1.3	2.3	2.7	2.2	1.2	0.1
As Adjusted	34.6	24.4	12.8	2.9	-3.1	-10.8

Administrative and customer support
As Reported	29.2	4.2	-10.3	-21.2	-23.0	-23.0
Billing Days Impact	-0.2	0.0	0.1	0.7	-1.1	0.1
Currency Impact	1.5	2.1	2.4	1.7	0.9	-0.1
As Adjusted	30.5	6.3	-7.8	-18.8	-23.2	-23.0

Technology
As Reported	23.9	12.3	0.6	-2.1	-9.0	-16.7
Billing Days Impact	-0.2	0.0	0.1	0.9	-1.3	0.1
Currency Impact	0.9	1.6	1.8	1.7	1.0	0.4
As Adjusted	24.6	13.9	2.5	0.5	-9.3	-16.2

Elimination of intersegment revenues
As Reported	38.9	-3.8	-23.1	-14.5	-12.8	-16.5
Billing Days Impact	-0.2	0.0	0.2	0.8	-1.3	0.1
Currency Impact	1.4	1.9	2.1	2.2	1.4	-0.1
As Adjusted	40.1	-1.9	-20.8	-11.5	-12.7	-16.5

Total contract talent solutions
As Reported	30.0	19.2	8.1	-4.0	-7.8	-14.3
Billing Days Impact	-0.2	0.0	0.1	0.8	-1.3	0.1
Currency Impact	1.2	2.1	2.5	2.0	1.1	0.2
As Adjusted	31.0	21.3	10.7	-1.2	-8.0	-14.0

Permanent placement talent solutions
As Reported	67.2	39.3	16.5	-1.4	-16.1	-25.4
Billing Days Impact	-0.3	0.0	0.2	0.8	-1.1	0.1
Currency Impact	1.9	3.3	3.6	3.0	1.4	0.3
As Adjusted	68.8	42.6	20.3	2.4	-15.8	-25.0

Total talent solutions
As Reported	34.1	21.7	9.2	-3.7	-9.0	-15.9
Billing Days Impact	-0.2	0.0	0.1	0.8	-1.2	0.1
Currency Impact	1.3	2.3	2.7	2.1	1.1	0.2
As Adjusted	35.2	24.0	12.0	-0.8	-9.1	-15.6

Protiviti
As Reported	18.9	8.4	2.0	0.8	4.6	-1.2
Billing Days Impact	-0.2	0.0	0.2	0.8	-1.5	0.2
Currency Impact	1.3	2.4	2.6	2.4	1.3	0.0
As Adjusted	20.0	10.8	4.8	4.0	4.4	-1.0

Total
As Reported	29.8	17.9	7.1	-2.4	-5.4	-12.0
Billing Days Impact	-0.2	0.0	0.2	0.8	-1.4	0.2
Currency Impact	1.3	2.3	2.6	2.2	1.2	0.1
As Adjusted	30.9	20.2	9.9	0.6	-5.6	-11.7

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Contract talent solutions
As Reported	33.4	22.7	11.3	-3.4	-8.6	-16.0
Billing Days Impact	0.0	0.0	0.0	0.5	-1.3	0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	33.4	22.7	11.3	-2.9	-9.9	-15.9

Permanent placement talent solutions
As Reported	78.3	44.3	22.4	1.4	-16.9	-26.2
Billing Days Impact	0.0	0.0	0.0	0.5	-1.2	0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	78.3	44.3	22.4	1.9	-18.1	-26.1

Total talent solutions
As Reported	37.8	25.2	12.6	-2.9	-9.7	-17.4
Billing Days Impact	0.0	0.0	0.0	0.5	-1.3	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	37.8	25.2	12.6	-2.4	-11.0	-17.2

Protiviti
As Reported	17.0	8.3	4.1	3.6	7.5	-2.4
Billing Days Impact	0.0	0.0	0.0	0.5	-1.6	0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	17.0	8.3	4.1	4.1	5.9	-2.3

Total
As Reported	31.7	20.2	10.0	-1.1	-5.2	-13.3
Billing Days Impact	0.0	0.0	0.0	0.5	-1.4	0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	31.7	20.2	10.0	-0.6	-6.6	-13.2

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Contract talent solutions
As Reported	18.5	7.0	-3.2	-6.3	-4.7	-7.6
Billing Days Impact	-0.4	0.2	0.5	2.1	-1.7	0.6
Currency Impact	5.4	9.4	11.4	9.5	5.2	0.8
As Adjusted	23.5	16.6	8.7	5.3	-1.2	-6.2

Permanent placement talent solutions
As Reported	44.7	28.0	2.9	-7.5	-14.0	-23.4
Billing Days Impact	-0.5	0.2	0.6	2.2	-1.6	0.5
Currency Impact	5.8	10.8	11.9	9.6	5.1	1.0
As Adjusted	50.0	39.0	15.4	4.3	-10.5	-21.9

Total talent solutions
As Reported	22.5	10.5	-2.2	-6.5	-6.4	-10.6
Billing Days Impact	-0.4	0.1	0.5	2.2	-1.7	0.6
Currency Impact	5.4	9.7	11.5	9.5	5.2	0.8
As Adjusted	27.5	20.3	9.8	5.2	-2.9	-9.2

Protiviti
As Reported	26.2	8.6	-6.3	-9.2	-5.7	3.3
Billing Days Impact	-0.5	0.2	0.5	2.1	-1.7	0.7
Currency Impact	6.6	11.8	13.1	10.8	5.9	0.2
As Adjusted	32.3	20.6	7.3	3.7	-1.5	4.2

Total
As Reported	23.4	10.0	-3.3	-7.3	-6.2	-7.0
Billing Days Impact	-0.4	0.2	0.5	2.2	-1.7	0.5
Currency Impact	5.7	10.2	11.9	9.9	5.4	0.7
As Adjusted	28.7	20.4	9.1	4.8	-2.5	-5.8